UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2016

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

As previously disclosed, Lydall Gerhardi GmbH Co. & KG (“Lydall Gerhardi”), an indirect wholly-owned subsidiary of Lydall, Inc. (“Lydall,” “we” or “our”) and part of Lydall’s Thermal/Acoustical Metals reporting segment, has been cooperating with the German Federal Cartel Office, Bundeskartellamt (“German Cartel Office”) since May 2014 in connection with an investigation relating to violations of German anti-trust laws by and among certain European automotive heat shield manufacturers, including Lydall Gerhardi.

Lydall Gerhardi has agreed in principle with the German Cartel Office to pay a one-time amount of approximately €3,300,000 (approximately $3,500,000) to definitively conclude this matter. The Company anticipates entering into a formal settlement agreement with the German Cartel Office in early 2017. The Company will record expense of approximately €3,300,000 (approximately $3,500,000) during the quarter ending December 31, 2016 and expects to make this one-time payment in the quarter ending March 31, 2017.

Cautionary Note Concerning Factors That May Affect Future Results

This Current Report on Form 8-K contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact, including statements related to the expected timetable for entering into a formal settlement agreement with the German Cartel Office, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussions herein. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, any delays in entering into a formal settlement agreement with the German Cartel Office. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part II, Item 1A - Risk Factors of Lydall’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 12, 2016	By:	/s/ Chad A. McDaniel
Senior Vice President, General Counsel and Chief Administrative Officer